Exhibit 99.1

FARMHOUSE APPOINTS KEVIN ASHER AS CHIEF FINANCIAL OFFICER AND EXPANDS FINANCIAL LEADERSHIP TEAM

Lanny Lang to Continue Leading Financial Reporting

Farmhouse, Inc.

OTC Disclosure & News Service | 10/16/2026

SAN FRANCISCO, Oct. 16, 2026 -- Farmhouse, Inc. (OTC: FMHS) (“Farmhouse” or the “Company”) today announced that its Board of Directors has appointed Kevin Asher as Chief Financial Officer, principal financial officer and principal accounting officer, effective October 12, 2026.

Asher previously served as Chief Financial Officer of Farmhouse and brings firsthand knowledge of the Company and its financial reporting requirements. In his renewed role, Asher will oversee the Company’s broader CFO function, including capital markets, investor relations, financing activity and financial oversight.

Lanny R. Lang, the Company’s former Chief Financial Officer, transitioned to the non-officer role of Senior Director of Financial Reporting, effective October 12, 2026. Lang will continue to lead the Company’s financial reporting process, including coordination with external accounting service providers; preparation of financial statements and footnotes; coordination of SEC filings; corporate governance support; and stockholder and transfer agent correspondence.

“This structure adds financial capacity while creating a clear division of responsibilities,” said Evan Horowitz, Chief Executive Officer of Farmhouse. “Kevin is enthusiastic about our treasury strategy and well suited to lead our capital markets and investor relations efforts. Lanny will continue to provide the financial reporting leadership and institutional knowledge that have been important to the Company. We believe their combined experience will strengthen Farmhouse as we pursue the next stage of our development.”

“I’m excited to return as CFO and help advance Farmhouse’s anti-debasement treasury strategy,” said Asher. “Lanny and I have worked together before, and we’ve agreed on a division of responsibilities that draws on our respective strengths. He will continue to lead financial reporting, while I focus on building the Company’s financial capabilities, communicating with investors and supporting capital formation as the treasury strategy develops.”

Investors can follow the Company’s holdings, acquisition history and treasury metrics at https://Farmhouse.tv.

About Farmhouse, Inc.

Farmhouse, Inc. (OTC: FMHS) is a public company focused on building and managing an anti-debasement corporate treasury through its wholly owned subsidiary, Farmhouse Treasury LLC.

The Company’s treasury strategy is centered on the long-term accumulation of Bitcoin and gold, including tokenized gold, as reserve assets. Farmhouse seeks to grow its treasury through disciplined capital allocation and access to the public capital markets while maintaining institutional custody, governance, reporting and risk-management standards.

Farmhouse maintains a majority-Bitcoin treasury strategy, complemented by gold, designed to provide exposure to scarce monetary assets while maintaining flexibility in the Company’s long-term capital allocation.

Through Farmhouse Treasury LLC, the Company has established institutional infrastructure to custody and manage its treasury assets and continues to evaluate capital-markets initiatives and strategic opportunities that may support the growth of its treasury and long-term shareholder value.

OTC Profile: https://www.otcmarkets.com/stock/FMHS/profile

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of applicable federal securities laws. Forward-looking statements include statements concerning the Company’s treasury strategy, capital formation initiatives, financial capabilities, future development, strategic opportunities and plans to grow its treasury. These statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied.

Factors that may cause actual results to differ include the Company’s ability to obtain financing on acceptable terms, volatility in the prices of Bitcoin and gold, regulatory developments, market conditions, custody and cybersecurity risks, dilution resulting from future financing activities, and the other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement except as required by law.

For more information, please contact Investor Relations below.

Media & Investor Contact
Investor Relations
Farmhouse, Inc.
hello@farmhouse.tv

NO OFFER OR SOLICITATION

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under applicable securities laws.